                                   EXHIBIT 10.11

                               SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this "Agreement") made as of the 13th day of January, 2000, by and among Nomura International plc ("Purchaser"), Holland Venture BV, Ophir Holdings Ltd., Docor International BV, Inventech Ltd., and Ronchal Investments N.V. (hereinafter collectively as the "Holland Investors"), Challenge Fund-Etgar, L.P. ("Challenge"), Corex Israeli Industries Ltd. ("Corex") and the additional persons and entities identified in SCHEDULE 1 attached hereto (collectively, the Additional Shareholders, and together with Challenge and Corex, the "Shareholders").

                                      RECITALS

       A. The Shareholders and Holland Investors collectively hold shares of Common Stock and Series A Convertible Preferred Stock (collectively, "Stock") of Nogatech, Inc., a Delaware corporation (the "Company"); and

        B. Challenge and the Additional Shareholders are parties to a certain Stockholders Agreement dated February 4, 1997 (the "Challenge Agreement"); and

        C. Corex and certain of the Additional Shareholders are parties to a certain Stockholders Agreement dated August 17, 1997 (the "Corex Agreement");

        D. The Holland Investors and the Additional Shareholders are parties to a certain Stockholders Agreement dated July 15, 1998 (the "Holland Agreement"), and together with the Challenge Agreement and the Corex Agreement, the "Prior Shareholder Agreements"); and

        E. Purchaser has entered into a Series B Stock Purchase Agreement with the Company, dated as of January 13, 2000 (the "Purchase Agreement"), herein incorporated by this reference; and

        F. The Holland Investors, Shareholders and Nomura desire to set forth certain matters regarding the ownership of Stock in accordance with the terms and conditions of this Agreement and desire that this Agreement shall amend and restate the Prior Shareholder Agreements such that the terms and conditions of the Prior Shareholder Agreements shall have no further force and effect.

                                     AGREEMENT

       NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1. COMPOSITION of the Board. Each of the Holland Investors and the Shareholders shall at all times exercise all rights they may have as holders of Stock to appoint, to vote for, and to otherwise act in favor of designating as members of the Board of Directors of the Company (the "Board"): (i) one representative nominated by Challenge, only so long as Challenge holds at least 25% of the shares

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it received as a result of the merger of Nogatech, Inc. a California corporation with and into the Corporation, which merger was effectuated on December 28, 1999 (ii) two representatives nominated by the Holland Investors, one of whom shall be nominated by Holland Venture, only as long as the Holland Investors collectively hold at least 10% of the Company's issued and outstanding share capital, or (iii) one representative nominated by the Holland Investors, only as long as the Holland Investors collectively hold at least 5% of the Company's issued and outstanding share capital, in which case the Holland Investors' representative shall be nominated by Holland Ventures. Notwithstanding any provision of the Company's Certificate of Incorporation as may be in effect, each of the Holland Investors and the Shareholders agree that in any vote or any election for members of the Board, they each shall take all such actions as are necessary in favor of the individuals designated by the Purchasers to ensure the appointment of such individuals to serve as members of the Board. Nothing herein shall derogate form Sections 141 (k) of the Delaware General Corporation Law.

       2.     PARTICIPATION ("TAG-ALONG") RIGHTS.

              a. Subject to Section 2.b below, in the event that Nathan Hod and/or Arie Heiman, jointly or severally (the "Selling Shareholder"), initiates or otherwise receives a bona-fide offer from a third party (a "Proposed Purchaser") to purchase all or any portion of the Stock owned by the Selling Shareholder (a "Proposed Transfer"), then each Holland Investor and the Purchaser, severally, shall have the right (the "Participation Right") to require the Proposed Purchaser to purchase from such each of them under the same terms and conditions as the Proposed Transfer, up to the number of shares of Stock owned by each Holland Investor and the Purchaser multiplied by the ratio between the number of shares of Stock which the Selling Shareholder is offering to sell and the total number of shares of Stock held by the Selling Shareholder prior to the sale.

              If the Proposed Transfer shall relate to the sale by the Selling Shareholder of an aggregate of more than 50% of their shares of Stock in the Company, then each Holland Investor and the Purchaser shall have the right to require the Proposed Purchaser to purchase from such Holland Investor and the Purchaser all of the shares of Stock owned by it.

              A notification regarding the Proposed Transfer shall be forwarded to each Holland Investor and the Purchaser by the Selling Shareholder in writing, 30 days prior to the consummation of the proposed transaction.

              If the Proposed Purchaser refuses to complete a transaction with any Holland Investor or the Purchaser as described in this Section 2.a. and the Selling Shareholder completes the Proposed Transfer in derogation of this Section 2, then the Selling Shareholder shall be obligated to purchase from such Holland Investor and the Purchaser the same number of shares which such Holland Investor and the Purchaser would otherwise have been permitted to sell under this Section and under the same terms and conditions to the Proposed Purchaser.

              b. Notwithstanding anything to the contrary contained herein, no Participation Right shall arise in the event of:

                     i. a Proposed Transfer by Arie Heiman at any time to a

                                      -2-
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family member; or

                     ii. a Proposed Transfer by Nathan Hod (a) at any time to a family member, (b) at any time after termination without cause of his position as director of the Company, and/or (c) at any time after he is unable to fulfill the duties of director of the Company by reason of death, disability, illness, incapacitation, or otherwise.

       3. TERMINATION. The foregoing provisions of Section 2 shall terminate upon the earlier of: (i) the closing of an IPO yielding ten million US dollars ($10,000,000) to the Company; or (ii) the consummation of a merger or sale of the Company in which the Company is not the consolidated or surviving company and the controlling shareholders (or their affiliates) of the Company are not the controlling shareholders of the surviving company. Notwithstanding the foregoing, the provisions of Section 2 shall terminate as to any Investor on the date that such Investor holds less than twenty five percent (25%) of his/its shares acquired pursuant to his/its respective Stock Purchase Agreement.

       4.     MISCELLANEOUS

              a. FURTHER ASSURANCES. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

              b. SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

              c. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

              d. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof, and supersede all prior agreements and understandings between and among the parties with regard to the subjects hereof and thereof, including, without limitation, the Term Sheet dated April 27, 1998 between the Holland Investors and the Nogatech, Inc., a California corporation , predecessor in interest to the Company and the Term Sheet dated December 22, 1999 between Purchaser and the Company and the Prior Shareholder Agreements.


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                                      -3-
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              e.   NOTICE.  Any notice, payment, report or other
communication required or permitted to be given by one party to any other party by this Agreement shall be in writing and either (i) served personally on the other parties; (ii) sent by express, registered or certified first class mail, postage prepaid, addressed to the other party or parties at its or their address or addresses as indicated next to their signatures below, or to such other address as any addressee shall have theretofore furnished to the other parties by like notice; (iii) delivered by commercial courier to the other party or parties; or (iv) sent by facsimile. Such notice shall be deemed received (A) on the third day after sending if sent by one day courier; (B) to the extent such day is a business day as recognized by the country of sender's principal place of business, on the day of transmission of such notice by facsimile, or, to the extent such day is not a business day as recognized by the country of sender's principal place of business, on the first business day of the sender following the day of transmission, in each case if the recipient has the capability to receive a facsimile at its address, the sender has the capability of obtaining from its facsimile machine a confirmation of transmission and the sender mails to the recipient a copy of such confirmation by regular first class mail no later than the next business day (as recognized by the country of sender's principal place of business) following such transmission; and (C) upon receipt if sent by other methods.

              f. TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

              g. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

              h. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts between Delaware residents entered into and to be performed entirely with in the State of Delaware.

              i. DISPUTES. Any dispute arising out of the transactions contemplated by this Agreement shall be adjudicated by a court of competent jurisdiction sitting in the District of Tel Aviv/Jaffa, subject, in any event, to the provisions of section 4.8 of this Agreement. The parties hereby submit themselves to the exclusive jurisdiction of such courts for the purposes hereof.


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                      SIGNATURE PAGE OF SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.


CORPORATION:

NOGATECH, INC.


By: /s/ A. Heidann
   ------------------------------
            (Signature)


   ------------------------------
       (Print Name & Title)



HOLLAND INVESTORS:

HOLLAND VENTURES, B.V.                 OPHIR HOLDINGS LTD.


By: /s/  ER Deves                      By: /s/ Y. Kaplan
   ------------------------------         ------------------------------
            (Signature)                            (Signature)

                                       By: /s/ S. Wookamir
                                           -----------------------------
                                                   (Signature)

      Managing Director                    Managing Director/Controller
   ------------------------------         ------------------------------
       (Print Name & Title)                    (Print Name & Title)



DOCOR INTERNATIONAL BV                 RONCHAL INVESTMENTS N.V.


By: /s/ Moshe Harel                    By: /s/ G. P. le Goede
   ------------------------------         ------------------------------
            (Signature)                            (Signature)

                                             Managing Director
   ------------------------------         ------------------------------
       (Print Name & Title)                    (Print Name & Title)



INVENTECH LTD.


By: /s/ A. Mayer
   ------------------------------
            (Signature)

      CEO
   ------------------------------
       (Print Name & Title)

                SECOND SIGNATURE PAGE OF SHAREHOLDERS AGREEMENT


SHAREHOLDERS:

KENWOOD CORPORATION,                   TOMEN ELECTRONICS CORP.,
A JAPANESE COMPANY                     A JAPANESE COMPANY


By: /s/ Yasunobu Namiki                By: /s/ Katsuyeshi Taniguchi
   ------------------------------         ------------------------------
            (Signature)                            (Signature)

   Director Corporate Planning
   Yasunobu Namiki                        Katsuyeshi Taniguchi, President
   ------------------------------         ------------------------------
       (Print Name & Title)                    (Print Name & Title)



NATHAN HOD                             ARIE HEIMAN


By: /s/ Nathan Hod                     By: /s/ Arie Heiman
   ------------------------------         ------------------------------
            (Signature)                            (Signature)



LES FILS DREYFUS & CIE, S.A.           COREX ISRAELI INDUSTRIES, LTD.


By: /s/ Saul Gilinski                  By: /s/ Basil S. Gamsu
   ------------------------------         ------------------------------
            (Signature)                            (Signature)

                                          Corex Israeli Industries
                                          Basil Selwyn Gamsu
   ------------------------------         ------------------------------
       (Print Name & Title)                    (Print Name & Title)
                                          Managing Director


CHALLENGE FUND-ETGAR, L.P.             SIMHA SHARON


BY: /s/ J. Ciechanover                    /s/ Simha Sharon
   ------------------------------         ------------------------------
            (Signature)                            (Signature)
   J. Ciechanover
   President


       (Print Name & Title)


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

PURCHASER:

     NOMURA INTERNATIONAL PLC



By: /s/ K. Yamazoe
   ------------------------------
            (Signature)

   K. Yamazoe, Director
   ------------------------------
       (Print Name & Title)

                                   SCHEDULE 1

Kenwood Corporation, a Japanese corporation

Tomen Electronics Corporation, a Japanese corporation

Arie Heiman

Nathan Hod

Les Fils Dreyfus & Cie, S.A.

Simha Sharon



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